SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

Insignia Solutions plc

(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable

(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation or
organization)

41300 CHRISTY STREET	THE MERCURY CENTRE,
FREMONT, CALIFORNIA	WYCOMBE LANE
94538	WOOBURN GREEN
UNITED STATES OF	HIGH WYCOMBE, BUCKS
AMERICA	HP10 0HH
UNITED KINGDOM

(Address of principal executive offices) (Zip code)

(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.
Item 3.02. Unregistered Sales of Equity Securities.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.01
EXHIBIT 10.02
EXHIBIT 10.03
EXHIBIT 10.04
EXHIBIT 99.01

Item 1.01.   Entry into Material Definitive Agreements.

     Insignia Solutions plc (the “Company”) and its wholly-owned subsidiary Insignia Solutions Inc. (the “Subsidiary”) entered into Securities Subscription Agreements in substantially the form filed herewith as Exhibit 10.01 (the “Subscription Agreements”) with certain investors, including Fusion Capital Fund II, LLC (“Fusion”) (Fusion and the other investors each, an “Investor” and collectively, the “Investors”). Pursuant to the Subscription Agreements, Investors invested an aggregate of $1,000,000 on June 30, 2005, and the Company completed a second closing on July 5, 2005 for an additional $440,400. Pursuant to the Subscription Agreements, the Subsidiary issued its Series A Preferred Stock, no par value per share (the “Preferred Stock”) to the Investors. The Preferred Stock is non-redeemable. The shares of Preferred Stock (plus all accrued and unpaid dividends thereon) held by each Investor are exchangeable for American Depositary Shares (“ADSs”), each ADS representing one Ordinary Share, 20 UK pence nominal value, of the Company (i) at any time at the election of such Investor, (ii) automatically upon written notice by the Company to such Investor in the event that the sale price of the ADSs on the Nasdaq SmallCap Market is greater than $1.50 per share for a period of ten consecutive trading days, and certain other conditions are met, and (iii) automatically to the extent any shares of the Preferred Stock have not been exchanged prior to June 30, 2007. The Preferred Stock will accrue dividends at a rate of 15% per year compounded annually, payable in the form of additional ADSs. Including accruable dividends, the shares of Preferred Stock issued on June 30, 2005, together with the additional shares issued on July 5, 2005, will be exchangeable for a total of 4,762,326 ADSs, representing a fixed price of $0.40 per ADS.

     Pursuant to the Subscription Agreements, the Company also issued to the Investors Warrants in substantially the form filed herewith as Exhibit 10.02 (the “Warrants”). On June 30, 2005 and July 5, 2005, the Company issued Warrants to purchase an aggregate of 3,601,000 ADSs at an exercise price per share equal to the greater of $0.50 or the US Dollar equivalent of 20.5 UK pence. The Warrants are immediately exercisable beginning June 30, 2005 and expire on June 30, 2010.

     The Company also entered into Registration Rights Agreements, dated June 30, 2005 with the Investors in substantially the form filed herewith as Exhibit 10.03 (the “Registration Rights Agreements”), pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission on or before August 31, 2005 covering the resale of (i) the ADSs issued to the Investors upon exchange of the Preferred Stock under the Subscription Agreements and (ii) the ADSs issuable upon exercise of the Warrants (collectively, the “Registrable Securities”).

     In addition, on June 30, 2005, the Company entered into an agreement amending the Securities Subscription Agreement dated February 10, 2005 with Fusion (the “Amendment Agreement”), pursuant to which the Company and Fusion agreed to extend until August 15, 2005 the date by which the Company is required to file a registration statement relating to the shares that may be issued under the Securities Subscription Agreement.

     The foregoing is a summary of the terms and conditions of the Subscription Agreements, Warrants, Registration Rights Agreements and Amendment Agreement and does not purport to be complete. The foregoing is also qualified in its entirety by reference to the forms of Subscription Agreements, Warrants and Registration Rights Agreement and the Amendment Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02.   Unregistered Sales of Equity Securities.

     As described in Item 1.01 of this Current Report on Form 8-K, on June 30, 2005, the Company and Subsidiary completed a first closing of a private placement of unregistered securities to the Investors pursuant to which the Investors invested an aggregate of $1,000,000 to purchase 10,000 shares of Preferred Stock of Subsidiary at $100 per share exchangeable for up to 3,306,251 ADSs (including ADSs representing accrued dividends on the Preferred Stock) and Warrants to purchase up to 2,500,000 ADSs at an exercise price per share equal to the greater of $0.50 or the US Dollar equivalent of 20.5 UK pence. The Company completed a second closing of the private placement on July 5, 2005 pursuant to which the Investors invested an aggregate of $440,400 to purchase 4,404 shares of Preferred Stock of Subsidiary at $100 per share exchangeable for up to 1,456,075 ADSs (including ADSs representing accrued dividends on the Preferred Stock) and Warrants to purchase up to 1,101,000 ADSs at an exercise price per share equal to the greater of $0.50 or the US Dollar equivalent of 20.5 UK pence. In connection with the second closing of the private placement, the Company also agreed to issue to certain placement agents warrants to purchase up to 77,070 ADSs. Such warrants will contain substantially similar terms as the Warrants issued to the Investors.

     In connection with the private placement, the Company and Subsidiary relied on an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The Investors represented to the Company and to Subsidiary that they were “accredited investors” as defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act and that they were purchasing the Registrable Securities for their own account and not with a present view towards the public sale or distribution thereof.

     As described in Item 1.01 of this Current Report on Form 8-K, the Warrants are immediately exercisable beginning June 30, 2005 and expire on June 30, 2010.

     Copies of the form of Subscription Agreements, Warrants and Registration Rights Agreements are filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01.   Other Events.

     On July 5, 2005, the Company issued a press release attached to this Current Report on Form 8-K as Exhibit 99.01 which relates to the private placement under the Subscription Agreement and is hereby incorporated by reference.

Item 9.01.   Financial Statements and Exhibits.

     (c)    Exhibits.

Number	Description
10.01	Form of Securities Subscription Agreement, dated as of June 30, 2005, by and among Insignia Solutions plc, Insignia Solutions Inc. and the Investors.

10.02	Form of Warrant, dated as of June 30, 2005, issued by Insignia Solutions plc to each of the Investors.

10.03	Form of Registration Rights Agreement, dated as of June 30, 2005, by and between Insignia Solutions plc and each of the Investors.

10.04	Agreement, dated June 30, 2005, amending the Securities Subscription Agreement by and between Insignia Solutions plc and Fusion Capital Fund II, LLC dated February 10, 2005.

99.01	Press release dated July 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Insignia Solutions plc
Date: July 7, 2005	By:	/s/ Mark McMillan
Mark McMillan
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
10.01	Form of Securities Subscription Agreement, dated as of June 30, 2005, by and among Insignia Solutions plc, Insignia Solutions Inc. and the Investors.

10.02	Form of Warrant, dated as of June 30, 2005, issued by Insignia Solutions plc to each of the Investors.

10.03	Form of Registration Rights Agreement, dated as of June 30, 2005, by and between Insignia Solutions plc and each of the Investors.

10.04	Agreement, dated June 30, 2005, amending the Securities Subscription Agreement by and between Insignia Solutions plc and Fusion Capital Fund II, LLC dated February 10, 2005.

99.01	Press release dated July 5, 2005.